SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        June 5, 1998
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                            Milestone Scientific Inc.
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             (Exact Name of Registrant as Specified in the Charter)


          Delaware                   0-26284                133545623
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(State or Other Jurisdiction       (Commission             (IRS Employer
      of Incorporation)            File Number)          Identification No.)


220 South Orange Avenue, Livingston Corporate Park, Livingston, New Jersey 07039
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code   (973) 535-2717
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                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5: Other Events.

      Pursuant to its stock purchase program covering the purchase of up to 500,000 shares of Common Stock (publicly announced on June 5, 1998) the Company purchased 100,000 shares of Common Stock between June 5, 1998 and June 12, 1998 at an aggregate purchase price, including commissions and fees, of $ 911,515.50.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MILESTONE SCIENTIFIC INC.


Date: June 29, 1998               By: /s/ Leonard Osser, Chief Executive Officer
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